Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Second Quarter 2025 Financial Results

July 31, 2025 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading SaaS platform provider for the multi-trillion-dollar insurance economy, today announced its financial results for the three months ended June 30, 2025.

“CCC delivered strong second quarter results, highlighted by 12% year-over-year revenue growth and adjusted EBITDA margin of 42%. Our solid results reflect our durable business model, operating efficiency, and ongoing investment in innovation that are helping our clients rapidly transform their businesses,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“In the second quarter we had several of our larger customers who had been testing our newer solutions progress past the pilot phase into broader rollouts of our solutions across their businesses,” continued Ramamurthy. “Historically, adoption by these leading customers has helped drive further adoption across the insurance economy, which underscores our confidence in our long-term growth opportunity.”

Second Quarter 2025 Financial Highlights

Revenue

•
Total revenue was $260.5 million for the second quarter of 2025, an increase of 12% from $232.6 million for the second quarter of 2024.

Profitability

•
GAAP gross profit was $194.0 million, representing a gross margin of 74%, for the second quarter of 2025, compared with $177.3 million, representing a gross margin of 76%, for the second quarter of 2024. Adjusted gross profit was $202.5 million, representing an adjusted gross profit margin of 78%, for the second quarter of 2025, compared with $182.1 million, representing an adjusted gross profit margin of 78%, for the second quarter of 2024.
•
GAAP operating income was $24.5 million for the second quarter of 2025, compared with GAAP operating income of $22.5 million for the second quarter of 2024. Adjusted operating income was $94.2 million for the second quarter of 2025, compared with adjusted operating income of $86.0 million for the second quarter of 2024.
•
GAAP net income was $13.0 million for the second quarter of 2025, compared with GAAP net income of $21.4 million for the second quarter of 2024. Adjusted net income was $58.9 million for the second quarter of 2025, compared with adjusted net income of $56.2 million for the second quarter of 2024.
•
Adjusted EBITDA was $108.1 million for the second quarter of 2025, compared with adjusted EBITDA of $95.8 million for the second quarter of 2024. Adjusted EBITDA grew 13% in the second quarter of 2025 compared with the second quarter of 2024.

Liquidity

•
CCC had $55.1 million in cash and cash equivalents and $996.0 million of total debt on June 30, 2025. The Company generated $43.1 million in cash from operating activities and had free cash flow of $27.4 million during the second quarter of 2025, compared with $51.8 million in cash generated from operating activities and $36.2 million in free cash flow for the second quarter of 2024.

2nd Quarter and Recent Business Highlights

•
In Q2, several top-10 insurers (based on 2024 direct premium written) contracted for multiple CCC AI-enabled auto physical damage (APD) solutions that extend their use of CCC’s photo-AI capabilities beyond estimating to include earlier stages of claim handling as well as later stages of audit review. In addition, another top-20 insurer contracted for our AI-enabled subrogation platform, which currently serves 25 CCC customers.
•
CCC continued to see solid momentum in its Casualty business during the second quarter of 2025, renewing and expanding its Casualty relationships with top-10 and top-20 insurers. In addition, the April 30th announcement about the integration of EvolutionIQ’s AI-powered medical record synthesis solution, Medhub, into CCC’s casualty suite of solutions is generating positive engagement among our auto insurance customers.
•
CCC announced the appointment of Barak Eilam to its Board of Directors on July 14th. Mr. Eilam is the former CEO of NICE Systems and has over 2 decades of experience in enterprise software, AI, and customer-engagement technologies. Mr. Eilam’s proven ability to scale organizations and champion customer-centric innovation will be a strong addition to CCC’s next phase of growth.

•
During the second quarter of 2025, CCC repurchased 11 million shares of its stock for approximately $100 million. Year to date, the company has repurchased 18 million shares of CCC stock for approximately $172 million under its current $300 million repurchase authorization.

Business Outlook

Based on information as of today, July 31, 2025, the Company is issuing the following financial guidance:

Third Quarter Fiscal 2025	Full Year Fiscal 2025

Revenue	$263.0 million to $266.0 million	$1.046 billion to $1.056 billion
Adjusted EBITDA	$104.0 million to $107.0 million	$420.0 million to $428.0 million

Conference Call Information

CCC will host a conference call today, July 31, 2025, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading SaaS platform provider for the multi-trillion-dollar insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of public health outbreaks, epidemics or pandemics on our business and results of operations; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events, including the imposition of trade tariffs, supply chain disruption and inflationary; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted EBITDA margin,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	June 30,	December 31,
	2025	2024
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$55,053	$398,983
Accounts receivable—Net of allowances of $4,325 and $4,692 as of March 31, 2025 and December 31, 2024, respectively	132,450	106,578
Income taxes receivable	35,567	7,743
Deferred contract costs	23,158	22,373
Other current assets	31,477	28,973
Total current assets	277,705	564,650
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	170,341	172,079
OPERATING LEASE ASSETS	37,275	29,762
INTANGIBLE ASSETS—Net	1,056,418	934,278
GOODWILL	1,956,485	1,417,724
DEFERRED FINANCING FEES, REVOLVER—Net	1,551	1,743
DEFERRED CONTRACT COSTS	20,281	18,692
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	35,138	34,062
TOTAL	$3,565,422	$3,183,218
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$17,996	$18,393
Accrued expenses	90,222	72,543
Income taxes payable	80	80
Current portion of long-term debt	10,010	8,000
Current portion of long-term licensing agreement—Net	3,360	3,257
Operating lease liabilities	7,632	7,658
Deferred revenues	71,214	44,915
Payable to Investor	22,955	—
Total current liabilities	223,469	154,846
LONG-TERM DEBT—Net	973,298	761,053
DEFERRED INCOME TAXES—Net	161,244	164,844
LONG-TERM LICENSING AGREEMENT—Net	22,728	24,435
OPERATING LEASE LIABILITIES	53,795	47,235
OTHER LIABILITIES	17,496	11,303
Total liabilities	1,452,030	1,163,716
COMMITMENTS AND CONTINGENCIES (Notes 19 and 20)
MEZZANINE EQUITY:
Redeemable non-controlling interest	—	21,679
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 658,636,205 and 629,207,115 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	66	63
Additional paid-in capital	3,363,526	3,094,182
Accumulated deficit	(1,184,922)	(1,095,227)
Accumulated other comprehensive loss	(1,210)	(1,195)
Total stockholders’ equity	2,177,460	1,997,823
TOTAL	$3,629,490	$3,183,218

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
REVENUES	$260,451	$232,618	$512,016	$459,855
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	62,067	53,231	124,271	106,038
Amortization of acquired technologies	4,368	2,090	8,737	8,657
Total cost of revenues	66,435	55,321	133,008	114,695
GROSS PROFIT	194,016	177,297	379,008	345,160
OPERATING EXPENSES:
Research and development	59,929	49,253	121,692	98,730
Selling and marketing	43,475	36,321	91,772	71,907
General and administrative	47,630	51,268	114,748	108,329
Amortization of intangible assets	18,512	17,942	37,024	35,884
Total operating expenses	169,546	154,784	365,236	314,850
OPERATING INCOME	24,470	22,513	13,772	30,310
INTEREST EXPENSE	(17,836)	(16,602)	(34,763)	(33,054)
INTEREST INCOME	1,220	2,625	3,168	5,092
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	—	15,963	—	14,378
OTHER (EXPENSE) INCOME—NET	(2,057)	1,253	(7,154)	4,191
PRETAX INCOME (LOSS)	5,797	25,752	(24,977)	20,917
INCOME TAX BENEFIT (PROVISION)	7,163	(4,307)	20,516	(69)
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	12,960	21,445	(4,461)	20,848
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	—	(1,221)	(1,276)	(2,363)
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$12,960	$20,224	$(5,737)	$18,485
Net income (loss) per share attributable to common stockholders:
Basic	$0.02	$0.03	$(0.01)	$0.03
Diluted	$0.02	$0.03	$(0.01)	$0.03
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	637,578,033	609,997,114	637,207,185	604,138,246
Diluted	660,622,703	638,367,745	637,207,185	636,990,633
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	12,960	21,445	(4,461)	20,848
Other comprehensive (loss) income—Foreign currency translation adjustment	53	(16)	38	(91)
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	13,013	21,429	(4,423)	20,757
Less: accretion of redeemable non-controlling interest	—	(1,221)	(1,276)	(2,363)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$13,013	$20,208	$(5,699)	$18,394

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Six Months Ended
	June 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(4,461)		$20,848
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	27,373		19,160
Amortization of intangible assets	45,761		44,541
Deferred income taxes	(20,516)		(24,738)
Stock-based compensation	107,023		85,096
Amortization of deferred financing fees	935		927
Amortization of discount on debt	82		125
Change in fair value of derivative instruments	8,381		134
Change in fair value of warrant liabilities	—		(14,378)
Loss on disposal of software, equipment and property	—		302
Noncash interest expense	763		—
Other	—		68
Changes in:
Accounts receivable—Net	(25,488)		(18,553)
Deferred contract costs	(785)		(1,527)
Other current assets	2,069		5,860
Deferred contract costs—Non-current	(1,589)		636
Other assets	(1,078)		391
Operating lease assets	1,328		1,152
Income taxes	(27,824)		(5,769)
Accounts payable	(823)		4,633
Accrued expenses	(9,231)		(12,739)
Operating lease liabilities	(2,307)		(2,236)
Deferred revenues	4,838		2,437
Other liabilities	(2,903)		639
Net cash provided by operating activities	101,548		107,009
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(30,549)		(31,224)
Acquisition of EvolutionIQ, Inc., net of cash acquired	(415,133)		—
Net cash used in investing activities	(445,682)		(31,224)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	1,934		21,561
Proceeds from employee stock purchase plan	1,650		1,833
Payments for employee taxes withheld upon vesting of equity awards	(44,352)		(52,722)
Repurchase of common stock	(172,495)		—
Proceeds from issuance of long-term debt	225,000		—
Payments of fees associated with the debt modification	(6,565)		—
Principal payments on long-term debt	(5,005)		(4,000)
Net cash provided by (used in) financing activities	167		(33,328)
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	37		(136)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(343,930)		42,321
CASH AND CASH EQUIVALENTS:
Beginning of period	398,983		195,572
End of period	$55,053		$237,893
NONCASH INVESTING AND FINANCING ACTIVITIES:
Stock issued related the acquisition of EvolutionIQ, Inc.	$250,441		$—
Issuance of promissory note to minority investor of redeemable preferred securities	$22,955	$
Noncash purchases of software, equipment, and property	$—		$7,218
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$33,616		$31,739
Cash paid for income taxes—Net	$26,628		$30,567

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(amounts in thousands, except percentages)	2025	2024	2025	2024
Gross Profit	$194,016	$177,297	$379,008	$345,160
Amortization of acquired technologies	4,368	2,090	8,737	8,657
Stock-based compensation and related employer payroll tax	4,137	2,693	7,238	5,280
Adjusted Gross Profit	$202,521	$182,080	$394,983	$359,097
Gross Profit Margin	74%	76%	74%	75%
Adjusted Gross Profit Margin	78%	78%	77%	77%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Operating expenses	$169,546	$154,784	$365,236	$314,850
Amortization of intangible assets	(18,512)	(17,942)	(37,024)	(35,884)
Stock-based compensation expense and related employer payroll tax	(42,121)	(38,075)	(104,939)	(85,520)
M&A and integration costs	(348)	—	(7,967)	(477)
Equity transaction costs, including secondary offerings	(165)	(1,046)	(452)	(1,738)
Litigation (costs) proceeds, net	(125)	(1,624)	3,665	(2,200)
Debt refinancing costs	—	—	(3,119)	—
Adjusted Operating Expenses	$108,275	$96,097	$215,400	$189,031

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Operating income	$24,470	$22,513	$13,772	$30,310
Amortization of intangible assets	18,512	17,942	37,024	35,884
Amortization of acquired technologies—Cost of revenue	4,368	2,090	8,737	8,657
Stock-based compensation expense and related employer payroll tax	46,258	40,768	112,177	90,800
M&A and integration costs	348	—	7,967	477
Equity transaction costs, including secondary offerings	165	1,046	452	1,738
Litigation costs (proceeds), net	125	1,624	(3,665)	2,200
Debt refinancing costs	—	—	3,119	—
Adjusted Operating Income	$94,246	$85,983	$179,583	$170,066

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Net income (loss)	$12,960	$21,445	$(4,461)	$20,848
Interest expense	17,836	16,602	34,763	33,054
Interest income	(1,220)	(2,625)	(3,168)	(5,092)
Income tax provision (benefit)	(7,163)	4,307	(20,516)	69
Amortization of intangible assets	18,512	17,942	37,024	35,884
Amortization of acquired technologies—Cost of revenue	4,368	2,090	8,737	8,657
Depreciation and amortization of software, equipment and property	2,231	2,299	4,495	4,164
Depreciation and amortization of software, equipment and property—Cost of revenue	11,548	7,418	22,878	14,996
Stock-based compensation expense and related employer payroll tax	46,258	40,768	112,177	90,800
M&A and integration costs	348	—	7,967	477
Equity transaction costs, including secondary offerings	165	1,046	452	1,738
Litigation costs (proceeds), net	125	1,624	(3,665)	2,200
Debt refinancing costs	—	—	3,119	—
Change in fair value of derivative instruments	2,640	852	8,381	134
Income from derivative instruments	(492)	(2,008)	(989)	(4,039)
Change in fair value of warrant liabilities	—	(15,963)	—	(14,378)
Adjusted EBITDA	$108,116	$95,797	$207,194	$189,512
Adjusted EBITDA Margin	42%	41%	40%	40%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Net income (loss)	$12,960	$21,445	$(4,461)	$20,848
Amortization of intangible assets	18,512	17,942	37,024	35,884
Amortization of acquired technologies—Cost of revenue	4,368	2,090	8,737	8,657
Stock-based compensation expense and related employer payroll tax	46,258	40,768	112,177	90,800
M&A and integration costs	348	—	7,967	477
Equity transaction costs, including secondary offerings	165	1,046	452	1,738
Litigation costs (proceeds), net	125	1,624	(3,665)	2,200
Debt refinancing costs	—	—	3,119	—
Change in fair value of derivative instruments	2,640	852	8,381	134
Change in fair value of warrant liabilities	—	(15,963)	—	(14,378)
Tax effect of adjustments	(26,521)	(13,618)	(56,394)	(35,384)
Adjusted Net Income	$58,855	$56,186	$113,337	$110,976
Adjusted Net Income Per Share attributable to common stockholders:
Basic	$0.09	$0.09	$0.18	$0.18
Diluted	$0.09	$0.09	$0.17	$0.17
Weighted average shares outstanding:
Basic	637,578,033	609,997,114	637,207,185	604,138,246
Diluted	660,622,703	638,367,745	666,130,181	636,990,633

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(dollar amounts in thousands)	2025	2024	2025	2024
Net cash provided by operating activities	$43,056	$51,774	$101,548	$107,009
Purchases of software, equipment, and property	(15,703)	(15,561)	(30,549)	(31,224)
Free Cash Flow	$27,353	$36,213	$70,999	$75,785